Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

20. Commitments and Contingencies

a) Development costs

Under the terms of the June 2020 Out-License agreement, the Company is liable for development costs of Smerud Medical Research International (“Smerud”) in the approximate amount of $1,264 (one million two hundred and sixty-four thousand) which has been accrued as of December 31, 2021, and is payable as Smerud was unable to identify investors to fund development of in-licensed products from the Company by December 31, 2021.

Subsequent to December 31, 2021, and pursuant to the terms of the March 28, 2022, Amended License Agreement, the $1,309 liability was forgiven in exchange for a payment to LiPlasome. Consequently, as at March 31, 2022, the Company recognized a gain on sale of IP of $971 thousand and recorded a balance due to LiPlasome of $338 thousand (2,273 thousand DKK) in accrued liabilities, which was paid on April 1, 2022. However, notwithstanding the termination of the out-license agreement, we are currently engaged in discussions with Smerud in connection with the further development of 2X-111.

b) Oncoheroes

Effective January 2, 2022, the Company entered into an Exclusive License Agreement with Oncoheroes Biosciences Inc. (the “Oncoheroes Agreement”) to grant Oncoheroes an exclusive royalty-bearing global license to both dovitinib and stenoparib in pediatric cancers. Oncoheroes will take responsibility for pediatric cancer clinical development activities for both clinical-stage therapeutics. Allarity will support Oncoheroes’ pediatric clinical trials by providing clinical-grade drug inventory at cost and by facilitating DRP® companion diagnostic screening of pediatric patients for each drug. Under the licenses, Oncoheroes will receive commercialization rights for pediatric cancers, subject to the Company’s first buy-back option for each program, and the Company will receive an upfront license fee and regulatory milestones for each program, specifically one for dovitinib and one for stenoparib, as follows:

i.	a one-time upfront payment of $250 thousand and $100 thousand for stenoparib and dovitinib respectively, within 5 business days after January 2, 2022 ($350 thousand received as of January 11, 2022 and recorded as a gain on sale of IP); and

ii.	two milestone payments of $1,000 (one million) each due and payable upon receipt of regulatory approval of a product in the United States, and of a product in Europe, respectively.

Pursuant to the Oncoheroes Agreement Allarity is also entitled to tiered royalties on aggregate net product sales (“Sales”) of between 7% and 12% on net sales of products as follows: 7% on Sales less than $100 million; 10% on Sales of greater than $100 million and less than $200 million; and 12% on Sales greater than $200 million.

d). Lantern Pharma, Inc. – Irofulven Agreement

On July 23, 2021, we entered into an Asset Purchase Agreement with Lantern Pharma, Inc. relating to our inventory of Irofulven active pharmaceutical ingredients, our clinical research data relating to Irofulven developed by us during the drug development program under the May 2015 Drug License and Development Agreement for Irofulven and terminated our obligation to further advance the development of Irofulven under the May 2015 agreement. Under the Asset Purchase Agreement, Lantern Pharma agreed to pay us $1 million on closing of the transaction, and additional amounts:

(i)	when the inventory of Irofulven API is recertified with a longer shelf life;

(ii)	upon the initiation of treatment of the first patient in an investigator-led “compassionate use” ERCC2/3 mutation subgroup study using Irofulven in certain agreed upon investigators;

(iii)	upon the initiation of treatment of the first patient within twenty-four months after the closing of the transaction in any human clinical trial of Irofulven initiated by Lantern Pharma; and

(iv)	upon the initiation of treatment of the second patient within an agreed upon time period after the closing of the transaction in any human clinical trial of Irofulven initiated by Lantern Pharma.

Effective March 18, 2022, pursuant to clause (i) the inventory was recertified with a longer shelf life and as of March 31, 2022, we received $459 thousand which has been recorded as a gain on sale of IP.

26. Commitments and Contingencies

Development costs

On November 10, 2020, the Company entered into a cost sharing agreement with Smerud for the development of Ixempra whereby Smerud will be entitled to 7.5% royalties on future revenue in exchange for funding half of the development costs. As of December 31, 2021, Smerud has performed work valued at $155 and is entitled to a very low amount of future royalties which is not probable or estimable at of the date of these financial statements.

License Agreement with 2-BBB Medicines B.V. for 2X-111

On March 27, 2017, we in-licensed the exclusive worldwide rights to the central nervous system (“CNS”) and/or cerebrocardiovascular drug application, including the (preventive) treatment of peripheral effects of agents causing CNS disease or symptoms, including cancer, for 2X-111 from 2-BBB Medicines B.V. (“2-BBB”) pursuant to a license agreement. Upon execution of the agreement, we paid 2-BBB a one-time, non-refundable, non-creditable payment of $500,000 (five hundred thousand). Pursuant to the agreement, we are solely responsible for the development of 2X-111 during the term of the agreement.

Development and Sales Milestone Payments

Pursuant to the agreement, we have agreed to make milestone payments to 2-BBB in connection with the development of 2X-111 by us or our affiliates, or by a third-party (a “Program Acquirer”) that assumes control of the 2X-111 development program from us corresponding to: (i) upon enrollment of the first ten patients required in a Phase 2 clinical trial; (ii) upon the successful completion of a Phase 2 clinical trial; (iii) upon dosing of the first patient in the first Phase 3 clinical trial; (iv) upon submission of the first NDA with the FDA; (v) submission of an MAA to the EMA in the European Union; (vi) upon submission of an NDA in the first of either China or India; (vii) upon receipt of the first authorization by the FDA to market and sell a licensed product; (viii) upon receipt of a MAA for a licensed product in the European Union; and (ix) upon receipt of regulatory approval in the first of either China or India. If all development milestones have been achieved, we may be obligated to pay 2-BBB up to a maximum of $27.75 million which could increase to $55.5 million if 2-BBB successfully expands the field of our license agreement to include all preventative, therapeutic and/or diagnostic uses related to cancer in humans. In addition to the development milestones described above, we have agreed to make a mid-level seven figure one-time payment upon our sales of a licensed product reaching $500 million annually and a low eight figure payment upon the first and second time our sales of a licensed product reaches $1 Billion annual. If all sales milestones have been achieved, we would be obligated to pay 2-BBB up to a maximum of $22.5 million which could increase to $45 million if 2-BBB successfully expands the field of our license agreement to include all preventative, therapeutic and/or diagnostic uses related to cancer in humans.

Royalty Payments

In addition to the milestone payments described above, we have agreed to pay 2-BBB royalties based on annual incremental sales of product derived from 2X-111 in an amount between five percent (5%) and ten percent (10%) of annual sales of between $0 and $100 million, between six percent (6%) and thirteen percent (13%) of annual sales between $100 million and $250 million, and between seven percent (7%) and thirteen percent (13%) of annual sales in excess of $250 million. We are obligated to pay royalties under the agreement on a product-by-product and country-by-country basis, from the period of time commencing on the first commercial sale of any product in such country and expiring upon the latest of (a) the expiration of the last valid claim of a patent within (i) the 2-BBB intellectual property and/or (ii) the joint intellectual property in such country (if, but only if, such joint intellectual property arose from activities under the clinical development plan), or (b) the tenth (10th) anniversary of the date of first commercial sale of such product in such country. However, the agreement may be sooner terminated without cause by us upon 120 days prior written notice, or upon written notice of a material breach of the agreement by 2-BBB that is not cured within 90 days. 2-BBB also has the right to terminate the agreement upon written notice of a material breach of the agreement by us that is not cured within 90 days (30 days for a payment default) or if we file for bankruptcy. 2-BBB also has the right to terminate the agreement in the event we challenge a 2-BBB patent and we have the right to terminate the agreement upon 30 days’ notice for specified safety reason.